EXHIBIT 10.3.2
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FIRST AMENDMENT TO THE
PRIMEENERGY CORPORATION EMPLOYEES 401(K) SAVINGS PLAN
This FIRST AMENDMENT to the PrimeEnergy Corporation Employees 401(k) Savings Plan is executed by PrimeEnergy Corporation, EOWS Midland Company, Eastern Oil Well Service Company, Prime Operating Company, Southwest Oilfield Construction Company, PrimeEnergy Management Corporation, and Prime Offshore LLC the Employers.
The purpose of this Amendment is to reflect the merger of Prime Offshore LLC Plan, to add Safe Harbor plan provisions, to add an Adopting Employer, to add the Automatic Enrollment provision, to change the eligibility requirements, entry date, increase salary deferral limit, and to change In-Service Withdrawals of Employer contributions. Furthermore, it is the Company’s intention to grandfather the eligibility provision of 6 months of service for those employees employed on or before December 31, 2006.
RESOLVED, that Adoption Agreement Section B(2), Plan Information — Effective Date, be amended by adding the election of Item B(2)(d), This is a merger of two previously established qualified plans known as PrimeEnergy Corporation Employees 401(k) Savings Plan and Prime Offshore LLC 401(k) Plan originally effective January 1, 1989 and January 1, 2002, respectively. This amendment and restatement plan shall be effective as of January 1, 2007.
FURTHER RESOLVED, that Adoption Agreement Section C(l), Eligibility Requirements — Eligible Employees (Plan Section 1.18), be amended by changing Item C(l)(b)(7), The following are excluded: Other: all except employees of PrimeEnergy Corp., PrimeEnergy Management Corp., Prime Operating Co., Eastern Oil Well Service Company, Southwest Oilfield Construction Company, and EOWS Midland Company, to Item C(l)(b)(7), The following are excluded: Other: all except employees of Prime Energy Corp., PrimeEnergy Management Corp., Prime Operating Co., Eastern Oil Well Service Company, Southwest Oilfield Construction Company, EOWS Midland Company and Prime Offshore LLC.
FURTHER RESOLVED, that Adoption Agreement Section C(2), Eligibility Requirements — Affiliated Employers (Plan Section 1.6), be amended by adding to the List of Participating Employers as follows: Item C(2)(b) Prime Offshore LLC, Taxpayer Identification Number: 76-0688905
FURTHER RESOLVED, that Adoption Agreement Section C(3), Eligibility Requirements — Conditions of Eligibility (Plan Section 3.1), be amended by changing the election of Item C(3)(b)(2), Any Eligible Employee will be eligible to participate in the Plan upon completion of 1/2 Year of Service or Period of Service, to Item C(3)(b)(3), Any Eligible Employee will be eligible to participate in the Plan upon completion of 1 Year of Service or Period of Service.

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FURTHER RESOLVED, that Adoption Agreement Section C(4), Eligibility Requirements — Entry Date (Effective Date of Participation) (Plan Section 3.2), be amended by changing the election of Item C(4)(b), An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan the first day of the month coinciding with or next following the date on which such requirements are satisfied, to Item G(4)(d), An Eligible Employee who has satisfied the eligibility requirements will become a Participant for all purposes of the Plan the earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which such requirements are satisfied.
FURTHER RESOLVED, that Adoption Agreement Section D(l), Service — Recognition of Service with Predecessor Employer (Plan Sections 1.61 and 1.91), be amended by changing the election of Item D(l)(a), No service with a predecessor employer shall be recognized, to Item D(1)(b)(1), Service with Prime Offshore, LLC will be recognized with no limitations.
FURTHER RESOLVED, that Adoption Agreement Section G(l), Contributions and Allocations — Salary Reduction Arrangement — Elective Deferrals (Plan Section 12.2), be amended by changing the election of Item G(1)(b), Each Participant may elect to have Compensation deferred by up to 15%, to Item G(1)(a), Each Participant may elect to have Compensation deferred by up to the maximum percentage allowable not to exceed the limits of Code Section 401(k), 402(g), 404 and 415.
FURTHER RESOLVED, that Adoption Agreement Section G(1), Contributions and Allocations — Automatic Enrollment, be amended by changing the election of Item G(1)(o), Shall Participants who do not affirmatively elect to receive cash or have a specified amount contributed to the Plan automatically have Compensation reduced? No., to Item G(1)(p), Shall Participants who do not affirmatively elect to receive the cash or have a specified amount contributed to the Plan automatically have Compensation reduced? Yes, by 4% of Compensation, provided that such enrollment is permissible under the laws of the state in which the Participants are employed in.
FURTHER RESOLVED, that Adoption Agreement Section G(2), Contribution and Allocations — 401(k) Safe Harbor Plan Provisions (Plan Section 12.8), be amended by changing the election of Item G(2)(a), Will the ADP and/or ACP test safe harbor provisions be used? No., to Item G(2)(b), Will the ADP and/or ACP test safe harbor provisions be used? Yes, but only the ADP Test Safe Harbor provisions will be used.
FURTHER RESOLVED, that Adoption Agreement Section G(2), Contribution and Allocations — 401(k) Safe Harbor Plan Provisions (Plan Section 12.8) — ADP Test Safe Harbor Contribution, be amended by adding the election of Item G(2)(d)(2)(a), The Employer will make an Enhanced Matching Contribution. The Employer will make Matching Contributions to the account of each “Eligible Participant” in an amount equal to the sum of 100% of the Participant’s Elective Deferrals that do not exceed 4% of the Participant’s Compensation.
and by further electing:
Item G(2)(d)(3)(b), The safe harbor matching contribution will be made each payroll period.

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Item G(2)(f)(5), For purposes of the ADP Test Safe Harbor contribution, the term “Eligible Participant” means any Participant who is eligible to make Elective Deferrals. The ADP and/or ACP Test Safe Harbor provisions are effective for the Plan Year beginning January 1, 2007.
FURTHER RESOLVED, that Adoption Agreement Section G(3), Contribution and Allocations — Formula for Determining Employer Matching Contributions (Plan Section 12.1 (a)(2)), be amended by removing the election of Item G(3)(b)(1) & (5), The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant’s Elective Deferrals, AND, in determining the matching contribution, a discretionary percentage of a Participant’s Compensation or a discretionary dollar amount, the percentage or dollar amount to be determined by the Employer on a uniform basis to all Participants will be matched.
and by further removing:
G(3)(g), Matching contributions will be determined based on Elective Deferrals made each payroll period.
G(3)(j), There is no dollar limit imposed on the matching contribution made on behalf of any Participant for any Plan Year.
G(3)(l), Matching contributions will be made on behalf of all Participants.
G(3)(n), The matching contributions will not be qualified matching contributions.
FURTHER RESOLVED, that Adoption Agreement Section G(4), Contribution and Allocations — Requirements for the allocation of Matching Contributions, be amended by removing the election of Item G(4)(b), No service requirement for Participants who are actively employed at the end of the Plan Year.
and by further removing:
G(4)(g), Participants who are not actively employed at the end of the Plan Year will share in such allocations, regardless of service.
FURTHER RESOLVED, that Adoption Agreement Section H(7), Distributions — In-Service Distributions (Plan Section 6.10), be amended by changing the election of Item H(7)(b)(2)(a), In-service distributions may be made to a Participant who has not separated from service from Participant’s accounts attributable to Employer matching and profit sharing contributions provided the Participant has attained age 70 1/2, to Item H(7)(b)(2)(a), In-service distributions may be made to a Participant who has not separated from service from Participant’s accounts attributable to Employer matching and profit sharing contributions provided the Participant has attained age 59 1/2.

FURTHER RESOLVED, that Adoption Agreement Section I(2), Nondiscrimination Testing — ADP and ACP Tests (Plan Sections 12.4 and 12.6), be amended by changing the election of Item I(2)(b), Prior Year Testing Election: The prior year ratio will be used for the ADP and ACP tests, to Item I(2)(a), N/A. This plan satisfies the ADP and ACP Test Safe Harbor rules by making a Basic Matching Contribution or an Enhanced Matching Contribution for all Plan Years beginning on or after the Effective Date of the Plan, or in the case of an amendment and restatement, for all Plan Years to which the amendment and restatement relates.
FURTHER RESOLVED, that the effective date of this Amendment shall be January 1, 2007.
IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 29 day of November, 2006.

PrimeEnergy Corporation

By:	/s/ Virginia Crowe Forese
For the Employer

EOWS Midland Company

By:	/s/ Virginia Crowe Forese
For the Employer

Eastern Oil Well Service Company

By:	/s/ Virginia Crowe Forese
For the Employer

Prime Operating Company

By:	/s/ Virginia Crowe Forese
For the Employer

Southwest Oilfield Construction Company

By:	/s/ Virginia Crowe Forese
For the Employer

PrimeEnergy Management Corporation

By:	/s/ Virginia Crowe Forese
For the Employer

Prime Offshore LLC

By:	/s/ Virginia Crowe Forese
For the Employer

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